UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  x                             Filed by a party other than the Registrant  o
Check the appropriate box:

x	Preliminary Proxy Statement

o	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

o	Definitive Proxy Statement

o	Definitive Additional Materials

o	Soliciting Material Pursuant to § 240.14a-12
THREDUP INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

x	No fee required
o	Fee paid previously with preliminary materials
o	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

ThredUp Inc.
969 Broadway
Suite 200
Oakland, California 94607
April [•], 2024
Dear ThredUp Stockholder:
We are pleased to invite you to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of ThredUp Inc. (“ThredUp”) to be held on May 23, 2024 at 12:30 p.m. Pacific Time. The Annual Meeting will be held virtually via a live interactive audio webcast on the internet. You will be able to participate in the Annual Meeting online and vote and submit your questions during the meeting at www.virtualshareholdermeeting.com/TDUP2024.
Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of the 2024 Annual Meeting and Proxy Statement. You are entitled to vote at our Annual Meeting and any adjournments, continuations or postponements of our Annual Meeting only if you were a stockholder as of the close of business on March [•], 2024.
Thank you for your ongoing support of ThredUp.

Sincerely,

James Reinhart
Chief Executive Officer, Co-Founder and Director
YOUR VOTE IS IMPORTANT
On or about April [•], 2024, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2024 Annual Meeting of Stockholders (the “Proxy Statement”) and our 2023 Annual Report on Form 10-K (“2023 Annual Report”). The Notice provides instructions on how to submit your proxy online or by telephone and includes instructions on how to receive a paper copy of proxy materials by mail. This Proxy Statement and our 2023 Annual Report can be accessed directly at the internet address www.proxyvote.com using the control number located on the Notice, on your proxy card or in the instructions that accompanied your proxy materials. A copy of our 2023 Annual Report and our Proxy Statement are also available on our investor relations website at ir.thredup.com. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
Whether or not you plan to attend the meeting, please ensure that your shares are voted at the Annual Meeting by signing and returning a proxy card or by using our internet or telephonic voting system.

ThredUp Inc.
969 Broadway
Suite 200
Oakland, California 94607
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2024
Notice is hereby given that ThredUp Inc. will hold its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on May 23, 2024 at 12:30 p.m. Pacific Time via a live interactive audio webcast on the internet. You will be able to attend the meeting, vote and submit your questions during the meeting at www.virtualshareholdermeeting.com/TDUP2024. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:
•To elect the two Class III directors named in the accompanying proxy statement to hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal;
•To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024;
•To approve an amendment of the ThredUp Inc. Amended and Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law; and
•To transact any other business that properly comes before the Annual Meeting (including adjournments, continuations, and postponements thereof).
Our Board of directors recommends that you vote “FOR” the director nominees named in Proposal One, “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm as described in Proposal Two and “FOR” the approval of the amendment to the ThredUp Inc. Amended and Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law as described in Proposal Three.
We have elected to provide electronic access to our Annual Meeting materials, which include the proxy statement for our Annual Meeting of Stockholders (the “Proxy Statement”) accompanying this notice, in lieu of mailing printed copies. On or about April [•], 2024, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our 2023 Annual Report on Form 10-K (“2023 Annual Report”). The Notice provides instructions on how to submit your proxy online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. Our Proxy Statement and our 2023 Annual Report can be accessed directly at the internet address www.proxyvote.com using the control number located on your Notice, on your proxy card or in the instructions that accompanied your proxy materials.
Only stockholders of record at the close of business on [•], 2024 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting as set forth in the Proxy Statement.
By Order of the Board of Directors,

Alon Rotem
Chief Legal Officer and Secretary

Oakland, California
April [•], 2024

THREDUP INC.
2024 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

GENERAL INFORMATION	1

PROPOSAL ONE: ELECTION OF DIRECTORS	11

CORPORATE GOVERNANCE	16

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

REPORT OF THE AUDIT COMMITTEE OF THE BOARD	29

PROPOSAL THREE: APPROVAL OF AN AMENDMENT TO THE THREDUP INC. AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE EXCULPATION OF OFFICERS AS PERMITTED BY DELAWARE LAW	30

EXECUTIVE OFFICERS	32

EXECUTIVE COMPENSATION	33

EQUITY COMPENSATION PLAN INFORMATION	39

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	40

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	45

ADDITIONAL INFORMATION	46

APPENDIX A — AMENDMENT TO THE THREDUP INC. AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	47

THREDUP INC.
969 Broadway
Suite 200
Oakland, California 94607
PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 23, 2024
GENERAL INFORMATION
Our board of directors (our “Board”) solicits your proxy on our behalf for the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment, continuation or postponement of the Annual Meeting for the purposes set forth in this proxy statement for our Annual Meeting of Stockholders (this “Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held virtually via a live interactive audio webcast on the internet on May 23, 2024 at 12:30 p.m. Pacific Time. On or about April [•], 2024, we expect to mail our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our 2023 Annual Report on Form 10-K (“2023 Annual Report”). If you held shares of our Class A common stock or Class B common stock at the close of business on March [•], 2024 you are invited to attend the meeting at www.virtualshareholdermeeting.com/TDUP2024 and vote on the proposals described in this Proxy Statement.
In this Proxy Statement the terms “ThredUp,” “the Company,” “we,” “us” and “our” refer to ThredUp Inc. and its subsidiaries. The mailing address of our principal executive offices is ThredUp Inc., 969 Broadway, Suite 200, Oakland, California 94607.

What matters are being voted on at the Annual Meeting?
You will be voting on:
•The election of two Class III directors to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified;
•A proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024;
•A proposal to approve an amendment to the ThredUp Inc. Amended and Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law; and
•Any other business as may properly come before the Annual Meeting.

How does the Board recommend that I vote on these proposals?
Our Board recommends a vote:
•“FOR” the election of Patricia Nakache and Mandy Ginsberg as Class III directors;
•“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024; and
•“FOR” the approval an amendment to the ThredUp Inc. Amended and Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law.

Who is entitled to vote?
Holders of either class of our common stock at the close of business as of [•], 2024, the record date for our Annual Meeting (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were [•] shares of our Class A common stock and [•] shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this Proxy Statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to 10 votes on each proposal. Our Class A common stock and Class B common stock are sometimes collectively referred to in this Proxy Statement as our “common stock.”
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote by internet during the meeting or vote through submitting a proxy via the internet, by telephone or, if you request or receive paper proxy materials by mail, by filling out and returning the proxy card. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares if you follow the instructions you receive from your broker, bank or nominee. You can also choose to cause your shares to be voted before the Annual Meeting by internet or telephone or by internet during the Annual Meeting, in each case by using the 16-digit control number, which is in the instructions accompanying your proxy materials, if your broker, bank or nominee makes those instructions available. Beneficial owners are also invited to attend the Annual Meeting.

What do I need to be able to attend the Annual Meeting online?
We will be hosting our Annual Meeting via live audio webcast only. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/TDUP2024. The webcast will start at 12:15 p.m. Pacific Time on May 23, 2024. Stockholders may vote and ask questions while attending the Annual Meeting online, although we urge you to vote before the meeting using this proxy for efficiency of administration. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your Notice, on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.

How many votes are needed for the approval of each proposal?
Proposal One. The election of directors requires a plurality of the voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, any shares not voted “For” a particular nominee (whether as a result of a vote withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “For” all nominees, “Withhold” for all nominees, or “Withhold” for any nominee by specifying the name of the nominee on your proxy card.
Proposal Two. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our year ending December 31, 2024 requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote “For,” “Against” or “Abstain” from voting on this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. We expect there will be no broker non-votes with respect to this proposal, because brokers have discretionary voting authority with respect to this proposal. Broker non-votes, if any, will have no effect on this proposal.
Proposal Three. The approval of an amendment to the ThredUp Inc. Amended and Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our common stock entitled to vote. This means that more than 50% of our outstanding shares on the Record Date must vote “For” this proposal. You may vote “For,” “Against” or “Abstain” from voting on this proposal. Abstentions and broker non-votes will have the same effect as votes “Against” this proposal.

What is the quorum requirement?	A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our bylaws and Delaware law. The presence, in person or by remote communication or represented by proxy, of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote on the Record Date will constitute a quorum at the Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for the purposes of determining a quorum.

How do I vote?
If you are a stockholder of record, there are four ways to vote:
(1)by submitting a proxy via the internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 22, 2024 (have your Notice or proxy card in hand when you visit the website);
(2)by submitting a proxy via toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern Time on May 22, 2024 (have your Notice or proxy card in hand when you call);
(3)by completing and mailing your proxy card (if you received printed proxy materials); or
(4)by internet during the Annual Meeting. Instructions on how to attend and vote at the Annual Meeting are described at www.virtualshareholdermeeting.com/TDUP2024.
In order to ensure they are counted, proxies submitted by telephone or internet must be received by 11:59 p.m. Eastern Time on May 22, 2024. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.
If you are a street name stockholder, please follow the instructions from your broker, bank or other nominee to submit voting instructions by internet, telephone or mail before the meeting, or by internet during the Annual Meeting, in each case by using the 16-digit control number, which is in the instructions accompanying your proxy materials, if your broker, bank or nominee makes those instructions available.

Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy by:
•notifying our Secretary, in writing, at ThredUp Inc., 969 Broadway, Suite 200, Oakland, California 94607. Such notice must be received at the above location before 11:59 p.m. Eastern Time on May 22, 2024;
•submitting a subsequent proxy, which may be done using the telephone or internet before 11:59 p.m. Eastern Time on May 22, 2024 (your proxy is the one that will be counted); or
•attending and voting during the Annual Meeting. Simply logging into the Annual Meeting will not, by itself, revoke your proxy.
If you are a street name stockholder, you may revoke any prior voting instructions by contacting your broker, bank or other nominee or by attending the Annual Meeting and voting by internet during the meeting by using the 16-digit control number, which is in the instructions accompanying your proxy materials, if your broker, bank or nominee makes those instructions available.

What is the effect of giving a proxy?	Proxies are solicited by and on behalf of our Board. James Reinhart, Sean Sobers and Alon Rotem have been designated as proxy holders by our Board. When proxies are properly granted, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, continued or postponed, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

What is the effect of votes withheld, abstentions and broker non-votes?
Votes withheld from any nominee, abstentions and “broker non-votes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum. Shares voting “withheld” have no effect on the election of directors in an uncontested election. Abstentions have the same effect as a vote “against” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024 and the approval of an amendment to the ThredUp Inc. Amended and Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law.
Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on Proposal Two (ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our year ending December 31, 2024), our sole “routine” matter. Absent direction from you, your broker will not have discretion to vote on Proposal One (election of directors) or Proposal Three (the approval of an amendment to the ThredUp Inc. Amended and Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law), which are “non-routine” matters. Broker non-votes for Proposal One will not be counted in such nominee’s favor and will have no effect on the outcome of the election, and broker non-votes for Proposal Three will have the same effect as votes "against" Proposal Three.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our 2023 Annual Report, primarily via the internet. On or about April [•], 2024, we mailed to our stockholders a Notice that contains instructions on how to access our proxy materials on the internet, how to vote at the meeting and how to request printed copies of the proxy materials and our 2023 Annual Report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact of our annual meetings of stockholders.

Where can I find the voting results of the Annual Meeting?	We will announce preliminary results at the Annual Meeting. We will also disclose final results by filing a Current Report on Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Current Report on Form 8-K and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

How are proxies solicited for the Annual Meeting and who is paying for the solicitation?	Our Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at:
ThredUp Inc.
Attention: Investor Relations
969 Broadway
Suite 200
Oakland, California 94607
(855) 980-5920
Street name stockholders may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2025 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, our Secretary must receive the written proposal at our principal executive offices not later than [•], 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
ThredUp Inc.
Attention: Secretary
969 Broadway
Suite 200
Oakland, California 94607
We also encourage you to submit any such proposals via email to corporate_secretary@thredup.com.
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual meeting by or at the direction of our Board or (iii) properly brought before such meeting by a stockholder of record entitled to vote at such annual meeting, who is present (in person or by proxy) at such annual meeting and who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws. To be timely for the 2025 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:
•not earlier than the close of business on [•], 2024; and
•not later than the close of business on [•], 2025
In the event we hold the 2025 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be received by the Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting, or the tenth day following the day on which public announcement of the date of such annual meeting is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her, or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates
Holders of our common stock may propose director candidates for consideration by our Nominating and ESG Committee. Any such recommendations must include the nominee's name and qualification for Board membership and be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Corporate Governance.” In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, a stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely written notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance with our bylaws no later than March 24, 2025.
Availability of Bylaws
A copy of our bylaws is available via the SEC’s website at www.sec.gov. You may also contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

What does being an “emerging growth company” and a “smaller reporting company” mean?
We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). An emerging growth company may take advantage of specified reduced reporting requirements that are otherwise applicable generally to public companies. These provisions include:
•an exemption from compliance with the auditor attestation requirement on the effectiveness of our internal controls over financial reporting;
•an exemption from compliance with any requirement that the Public Company Accounting Oversight Board may adopt regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements;
•reduced disclosure about our executive compensation arrangements; and
•exemptions from the requirements to obtain a non-binding advisory vote on executive compensation or a stockholder approval of any golden parachute arrangements.
We will remain an emerging growth company until the earliest to occur of (i) the last day of the fiscal year in which we have more than $1.235 billion in annual revenue; (ii) the date we qualify as a “large accelerated filer,” with at least $700 million of equity securities held by non-affiliates; (iii) the date on which we have issued, in any three-year period, more than $1.0 billion in non-convertible debt securities and (iv) the last day of the fiscal year ending after the fifth anniversary of the completion of our initial public offering (our “IPO”). We may choose to take advantage of some, but not all, of the available benefits under the JOBS Act. In addition, under the JOBS Act, “emerging growth companies” can delay adopting new or revised accounting standards until such time as those standards apply to private companies. We intend to avail ourselves of this extended transition period for complying with new or revised accounting standards. Accordingly, we will not be subject to the same new or revised accounting standards as other public companies that are not “emerging growth companies.”
We are also a “smaller reporting company,” and will continue to be a smaller reporting company until either (i) the market value of our stock held by non-affiliates as measured as of the late date of the second quarter is greater than $250 million or (ii) our annual revenue was less than $100 million during the most recently completed fiscal year and the market value of our stock held by non-affiliates as of the late date of the second quarter is less than $700 million. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies.

Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

Why is this Annual Meeting being held virtually?
We are excited to continue to embrace technology that provides ease of access, real-time communication and cost savings for our stockholders and our Company.
You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/TDUP2024. You also will be able to vote your shares electronically prior to or during the Annual Meeting.

How can I submit a question at the Annual Meeting?
If you would like to submit a question during the Annual Meeting, log into www.virtualshareholdermeeting.com/TDUP2024 by using the 16-digit control number, which is on your Notice, your proxy card or in the instructions accompanying your proxy materials, type your question into the “Ask a Question” field, and click “Submit.”
Our virtual meeting will be governed by our Rules of Conduct, which will be available on the virtual meeting platform in advance of the Annual Meeting. The Rules of Conduct will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants. We will publish all questions submitted in accordance with the Rules of Conduct with answers as soon as practicable following the Annual Meeting at www.virtualshareholdermeeting.com/TDUP2024.

What if I have technical difficulties or trouble accessing the Annual Meeting?	If you encounter any technical difficulties with accessing the audio webcast on the meeting day, please call the technical support number posted on www.virtualshareholdermeeting.com/TDUP2024. Technical support will be available starting at 12:00 p.m. Pacific Time, 30 minutes before the meeting start time, on May 23, 2024 and will remain available until the Annual Meeting has ended.

PROPOSAL ONE:
ELECTION OF DIRECTORS
Number of Directors; Board Structure
Our Board is divided into three staggered classes of directors. One class is elected each year at the annual meeting of stockholders for a term of three years. The term of the Class III directors expires at the Annual Meeting. The term of the Class I directors expires at the 2025 annual meeting and the term of the Class II directors expires at the 2026 annual meeting. After the initial terms expire, directors are expected to be elected to hold office for a three-year term and until the election and qualification of their successors in office.
On March 19, 2024, one of our Class III directors, Marcie Vu, notified our Board of her intent not to stand for re-election as a Class III director. The decision of Marcie Vu not to stand for re-election is not a result of any disagreement with us on any matter relating to our operations, policies or practices.
Nominees
Our Board has nominated Mses. Patricia Nakache and Mandy Ginsberg for election as Class III directors to hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal. Each of the nominees is a member of our Board and has consented to serve if elected. Proxies may not be voted for a greater number of persons than the number of nominees named in this proxy statement as only Class III is up for re-election at the Annual Meeting.
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by our present Board. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on our Board. Our Board may fill such vacancy at a later date or reduce the size of our Board. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.
Recommendation of our Board
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.
The biographies of each of the nominees and continuing directors below contain information regarding each such person’s service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused our Board to determine that the person should serve as a director of the Company. In addition to the information presented below regarding each nominee’s and continuing director’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our Company and our Board. Finally, we value our directors’ diversity and experience in relevant areas of business management and on other Boards and Board committees.
Our Corporate Governance Guidelines also dictate that a majority of our Board be comprised of directors whom our Board has determined are “independent” directors under the published listing requirements of the Nasdaq Global Select Market (“Nasdaq").

Directors
The following table sets forth information regarding our directors, including their ages, as of April 5, 2024:

Name	Age	Positions and Offices Held with the Company	Class
Employee Directors:
James Reinhart	45	Chief Executive Officer, Director and Co-Founder	II
Non-Employee Directors:

Patricia Nakache(3)	58	Director, Chairperson	III
Ian Friedman(1)	41	Director	I
Mandy Ginsberg(2)(3)	54	Director	III
Timothy Haley(2)	69	Director	I
Jack Lazar(1)	58	Director	II
Dan Nova(2)	62	Director	II
Coretha Rushing(2)	68	Director	I
Marcie Vu(1)(4)	51	Director	III
____________
(1)Member of the Audit Committee.
(2)Member of the Compensation Committee.
(3)Member of the Nominating and ESG Committee.
(4)Ms. Vu does not intend to stand for re-election for the 2024 annual meeting of stockholders.
Our Board believes that directors who provide a significant breadth of experience, knowledge and abilities in areas relevant to our business, while also representing a diversity of age, gender, race, sexual orientation and ethnicity, contribute to a well-balanced and effective Board. Our Board’s current metrics are highlighted in the following graphic. Information about each individual director and director nominee follows.

Board Diversity Matrix (As of April 5, 2024)

	Friedman	Ginsberg	Haley	Lazar	Nakache	Nova	Reinhart	Rushing	Vu
Part I: Gender Identity
Female		●			●			●	●
Male	●		●	●		●	●
Part II: Demographic Background
African American or Black								●
Asian									●
White	●	●	●	●	●	●	●

Information Concerning Director Nominees
Patricia Nakache. Ms. Nakache has served as a member of our board of directors since June 2010 and Chairperson of our board of directors since September 2020. Ms. Nakache has served in various roles and most recently as a General Partner of Trinity Ventures, a venture capital firm since July 1999. Ms. Nakache has served as a Lecturer in Management at the Stanford Graduate School of Business since April 2016. From 1991 to 1998, Ms. Nakache served in various roles and most recently as a Practice Consultant and Senior Engagement Manager at McKinsey & Company, a management consulting firm. From 1987 to 1989, Ms. Nakache served as a Business Analyst at McKinsey & Company. Ms. Nakache served as a board member of the National Venture Capital Association, an organization dedicated to advocating for public policy that supports the American entrepreneurial ecosystem, from May 2018 to May 2022. Ms. Nakache served as a board member for Papaya Growth Opportunity Corp I from January to December 2022. From 2008 to January 2014, Ms. Nakache served as a member of the board of directors of Care.com, Inc., a publicly traded family and senior care company that was acquired by IAC/InterActiveCorp in February 2020. Ms. Nakache also serves as a member of the board of directors of a number of privately held companies. Ms. Nakache holds a Master of Business Administration from the Stanford University Graduate School of Business and a Bachelor of Arts in Physics and Chemistry from Harvard University.
We believe that Ms. Nakache is qualified to serve as a member of our board of directors because of her significant knowledge of and history with our company, her experience as a seasoned investor and as a current and former director of numerous privately held consumer growth and technology companies, and her knowledge of the industry in which we operate.
Mandy Ginsberg. Ms. Ginsberg has served as a member of our board of directors since December 2020. Since October 2022, Ms. Ginsberg has served as an Operating Partner of Advent International, one of the largest and most experienced global private equity investors. December 2017 to March 2020, Ms. Ginsberg served as Chief Executive Officer of Match Group, Inc. From December 2015 to December 2017, Ms. Ginsberg served as Chief Executive Officer of Match Group Americas. From July 2014 to December 2015, she served as the Chief Executive Officer of The Princeton Review. Ms. Ginsberg is a member of the board of directors of Uber Technologies, Inc., a publicly traded ride hailing and movement company. Ms. Ginsberg served on the board of directors of J.C. Penney Company, Inc. from July 2015 to December 2020, Match Group, Inc. from December 2017 to March 2020 and Care.com from February 2012 to December 2014. Ms. Ginsberg holds a Master of Business Administration from The Wharton School of the University of Pennsylvania and a Bachelor of Arts in English Literature and Spanish Literature from the University of California, Berkeley.
We believe that Ms. Ginsberg is qualified to serve as a member of our board of directors because of her extensive operational, innovation and high-growth experience with consumer and digital companies and global company leadership and her experience as a board member of publicly traded technology companies.

Information Concerning Continuing Directors
Ian Friedman. Mr. Friedman has served as a member of our Board of directors since August 2015. Since January 2014, Mr. Friedman has worked as an investor in the venture capital industry. Since September 2022, Mr. Friedman has served as Partner and Managing Director, Co-Head of Technology Investments at L Catterton, a consumer-focused private equity firm. From October 2020 to December 2022, Mr. Friedman served as the Chief Executive Officer and a director of Highland Transcend Partners I Corp., a publicly traded special purpose acquisition company. From September 2012 to October 2019, Mr. Friedman served as the Co-Head of Goldman Sachs Investment Partners, Venture Capital and Growth Equity, a banking and financial services company. From September 2008 to July 2010, Mr. Friedman served as a Private Equity Investor of Bain Capital, LLC, a private investment firm. From September 2006 to July 2008, Mr. Friedman served as a consultant at Boston Consulting Group, a management consulting firm. Mr. Friedman holds a Master of Business Administration from the Stanford Graduate School of Business and a degree in Honours Business Administration from the University of Western Ontario, Richard Ivey School of Business.
We believe that Mr. Friedman is qualified to serve as a member of our Board of directors because of his extensive business and investment experience in the venture capital industry and his knowledge of the industry in which we operate.

Timothy Haley. Mr. Haley has served as a member of our Board since March 2011. Mr. Haley is a founding member of Redpoint Ventures, a venture capital firm, where he has served as the Managing Director since 1999. Mr. Haley is also a member of the boards of directors of Netflix, Inc., a publicly traded media-services provider and production company, 2U, Inc., a publicly traded education technology company, and Zuora, Inc., a publicly traded enterprise software company. Mr. Haley has also served as a member of the boards of directors of a number of privately held companies. Mr. Haley holds a Bachelor of Arts in Philosophy from Santa Clara University.
We believe that Mr. Haley is qualified to serve as a member of our Board because of his extensive experience in the venture capital industry and as a board member of publicly traded and privately held technology companies and his knowledge of the industry in which we operate.
Jack Lazar. Mr. Lazar has served as a member of our board of directors since June 2017. Since March 2016, Mr. Lazar has been an independent business consultant. From January 2014 to March 2016, Mr. Lazar served as the Chief Financial Officer at GoPro, Inc., a publicly traded provider of wearable and mountable capture devices. From January 2013 to January 2014, Mr. Lazar was an independent business consultant. From May 2011 to January 2013, Mr. Lazar served as Senior Vice President, Corporate Development at Qualcomm Incorporated and General Manager of Qualcomm Atheros, Inc., a developer of communications semiconductor solutions. From September 2003 until it was acquired by Qualcomm Incorporated in May 2011, Mr. Lazar served in various positions at Atheros Communications, Inc., a provider of communications semiconductor solutions, most recently as Senior Vice President of Corporate Development, Chief Financial Officer and Secretary. Mr. Lazar is also a member of the boards of directors of Astera Labs, a publicly traded company that delivers semiconductor-based connectivity solutions (since December 2022), Box, Inc., a publicly traded enterprise cloud content and file sharing provider (since March 2020), GlobalFoundries Inc., a publicly traded semiconductor contract manufacturing and design company (since July 2021) and Resideo Technologies, Inc., a publicly traded provider of comfort and security solutions (since September 2018). Mr. Lazar previously served on the boards of directors of Silicon Laboratories, Inc., a publicly traded analog and mixed signal semiconductor company from April 2013 to April 2022, Casper Sleep Inc., a publicly traded sleep wellness company from April 2019 until its sale to Durational Capital in January 2022, Mellanox Technologies, Ltd., a publicly traded communications semiconductor company, from June 2018 until its sale to NVIDIA Corporation in April 2020, Quantenna Communications, Inc., a publicly traded wireless semiconductor company, from July 2016 until its sale to ON Semiconductor Incorporated in June 2019, and TubeMogul, Inc., a publicly traded enterprise software company, from October 2013 until its sale to Adobe in December 2016. Mr. Lazar is a certified public accountant (inactive) and holds a Bachelor of Science in Commerce with an emphasis in Accounting from Santa Clara University.
We believe that Mr. Lazar is qualified to serve as a member of our board of directors because of his business and financial expertise and extensive experience as an executive and board member of publicly traded technology companies.
Dan Nova. Mr. Nova has served as a member of our board of directors since September 2012. Mr. Nova has served as a General Partner of Highland Capital Partners since 1996. From October 2020 to December 2022, Mr. Nova also served as the Chief Investment Officer of Highland Transcend Partners I Corp., a publicly traded special purpose acquisition company. Prior to joining Highland in 1996, Dan was a Partner at CMGI@Ventures from 1995 to 1996. From 1989 to 1994, Mr. Nova was a Senior Associate at Summit Partners. Mr. Nova also serves on the Board of Trustees of Eversource Energy, a publicly traded energy company since June 2023 and the board of Rent the Runway, Inc., a publicly traded online subscription service for clothing since February 2010.. Mr. Nova also serves as a member of the board of directors of a number of privately held companies and has served as a member of the board of directors of publicly traded companies in the past. Mr. Nova holds a Master of Business Administration from Harvard Business School and a Bachelor of Science in Computer Science and Marketing from Boston College.
We believe that Mr. Nova is qualified to serve as a member of our board of directors because of his extensive experience with venture capital and technology companies and his experience as former director of publicly traded companies.

James Reinhart. Mr. Reinhart co-founded ThredUp and has served as our Chief Executive Officer and as a member of our Board since January 2009. Prior to founding ThredUp, Mr. Reinhart helped develop the Pacific Collegiate School and co-founded Beacon Education Network, a charter management organization serving low-income students on California’s Central Coast. Mr. Reinhart holds a Master of Public Administration from the Harvard Kennedy School, a Master of Business Administration from Harvard Business School and a Bachelor of Arts in History from Boston College.
We believe that Mr. Reinhart is qualified to serve as a member of our Board because of his experience and perspective as our Chief Executive Officer, Director and Co-Founder.
Coretha Rushing. Ms. Rushing has served as a member of our Board since January 2022. Since February 2020, Ms. Rushing has served as Managing Director and Executive Coach/Mentor for The ExCo Leadership Group, LLC (formerly Merryck & Co.), a global executive coaching and mentoring firm. Ms. Rushing has also served as the President of CR Consulting Alliance, LLC, her human resource consulting firm, from November 2019 to the present.
From May 2006 to January 2020, Ms. Rushing served as Corporate Vice President and Chief Human Resources Officer of Equifax Inc., a publicly traded consumer credit reporting agency. From June 1996 to December 2005, she was Senior Vice President and Chief Human Resources Officer of The Coca- Cola Company, a publicly traded multinational beverage corporation. Ms. Rushing served as a board member of Benefitfocus.com, Inc., a publicly traded cloud-based benefits platform software company, from March 2021 until January 2023, when Voya Financial, Inc. acquired it.
Ms. Rushing has served as a board member of 2U, Inc., a publicly traded educational technology company, since April 2016. Ms. Rushing also serves on the board of Nuvei Corporation, a publicly traded Canadian fintech company, since August 2023. She also serves as an external board member for Spencer Stuart, a global search firm and professional services firm, and advisor to private company boards. Ms. Rushing is a requested speaker at various conferences focused on leadership, human capital, diversity, equity, and inclusion. Ms. Rushing served on the board, most recently as Chair and then Chair Emeritus of The Society for Human Resource Management. Ms. Rushing holds a Master of Education in Human Resources and Counseling from The George Washington University and a Bachelor of Science in Education from East Carolina University.
We believe that Ms. Rushing is qualified to serve as a member of our Board because of her extensive experience in human resources as well as her experience as an advisor and board member of publicly traded companies.

CORPORATE GOVERNANCE
Our business and affairs are managed under the direction of our Board, which is elected by our stockholders. In carrying out its responsibilities, our Board selects and monitors our top management, provides oversight of our financial reporting processes, and determines and implements our corporate governance policies.
Our Board and management team are committed to good corporate governance to ensure that we are managed for the long-term benefit of our stockholders, and we have a variety of policies and procedures to promote such goals. To that end, during the past year, our management periodically reviewed our corporate governance policies and practices to ensure that they remain consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), SEC rules, and the listing standards of Nasdaq and the Long-Term Stock Exchange (“LTSE”).
Besides verifying the independence of the members of our Board and committees (which is discussed in the section titled “Independence of Our Board”), at the direction of our Board, we also:
•Periodically review and make necessary changes to the charters for our Audit, Compensation, and Nominating and ESG Committees;
•Establish disclosures control policies and procedures in accordance with the requirements of the Sarbanes-Oxley Act and the rules and regulations of the SEC;
•Have a procedure for receipt and treatment of anonymous and confidential complaints or concerns regarding audit or accounting matters in place; and
•Have a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers.
In addition, we have adopted a set of Corporate Governance Guidelines. Our Nominating and ESG Committee is responsible for reviewing our Corporate Governance Guidelines from time to time and reporting and making recommendations to our Board concerning corporate governance matters. A copy of our Corporate Governance Guidelines can be found on our investor relations website at ir.thredup.com. Our Corporate Governance Guidelines address such matters as:
•Director Independence - Independent directors must constitute at least a majority of our Board;
•Monitoring Board Effectiveness - Our Board must conduct an annual self-evaluation of our Board and its committees;
•Board Access to Independent Advisors - Our Board as a whole, and each of its committees separately, have authority to retain independent experts, advisors or professionals as each deems necessary or appropriate; and
•Board Committees - All members of the Audit Committee, Compensation Committee, and Nominating and ESG Committee are independent in accordance with applicable Nasdaq and LTSE criteria.
Meetings of Our Board
Our Board held four meetings in 2023. Each director attended at least 75% of all meetings of our Board and the committees on which he or she served that were held during fiscal year 2023. Under our Corporate Governance Guidelines, directors are expected to spend the time needed and meet as frequently as our Board deems necessary or appropriate to discharge their responsibilities. Directors are also expected to make efforts to attend our annual meeting of stockholders, all meetings of our Board and all meetings of the committees on which they serve. Directors are encouraged, but not required, to attend our annual meetings of stockholders.
Code of Conduct
Our Board has adopted a Code of Conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Code of Conduct is available on our investor relations website at ir.thredup.com under “Corporate Governance.” We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendments to, or waiver from, a provision of our Code of Conduct by posting such information on the website address and location specified above. During 2023, no waivers were granted from any provision of the Code of Conduct.
Independence of Our Board
Our Class A common stock is listed on Nasdaq and LTSE. Under Nasdaq and LTSE listing standards, independent directors must constitute a majority of a listed company’s board of directors. In addition, Nasdaq and LTSE listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committees be independent. Under Nasdaq and LTSE listing standards, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and Nasdaq and LTSE listing standards. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq and LTSE listing standards.
Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Messrs. Friedman, Haley, Lazar and Nova and Mses. Ginsberg, Nakache, Rushing and Vu do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of Nasdaq and LTSE. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and any of their affiliated funds, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
Board Leadership Structure
The positions of Chief Executive Officer and Chairperson of our Board are separated. Patricia Nakache serves as the Chairperson of our Board, presides over meetings of our Board and holds such other powers and carries out such other duties as are customarily carried out by the Chairperson of our Board. The Board believes that with Ms. Nakache’s experience as a current and former director of numerous privately held consumer growth and technology companies, as well as her significant knowledge of the industry in which we operate, she brings abundant governance expertise and business acumen that helps ensure strong independent oversight and effective collaboration among the directors. Our Board believes that separating these roles is appropriate as it allows us to pursue strategic and operational objectives while maintaining effective oversight and objective evaluation of corporate performance.

Our Board’s Role in Risk Oversight
Our Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk.
Our Board believes that open communication between our management team and our Board is essential to management and oversight. Our Board meets with our Chief Executive Officer and other members of the senior management team at quarterly meetings of our Board, as well as at such other times as they deem appropriate, where, among other topics they discuss major risk exposures, their potential impact on our business and steps we take to manage them.
While our Board is ultimately responsible for risk oversight, our Board committees assist our Board in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee oversees and reviews the Company’s guidelines and policies that govern the process by which the Company’s exposure to risk is assessed and managed by management. More specifically, our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk assessment and risk management in the areas of internal control over financial reporting, disclosure controls and procedures, legal and regulatory compliance, liquidity risk, enterprise risk management and cybersecurity, in consultation with Deloitte & Touche LLP. Our Audit Committee also discusses and considers, with our management team and Deloitte & Touche LLP, the Company's major financial, operational, privacy, security, competition, regulatory, enterprise, network and product cybersecurity, and accounting risk exposures or other exposures and the steps that the Company's management has taken to monitor and control such exposures. Our Nominating and ESG Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risk associated with our Board’s organization, membership, structure, corporate governance and environmental, social and governance (“ESG”) matters. Our Compensation Committee assesses risks created by the incentives inherent in our compensation policies. Finally, our full Board reviews strategic and operational risk in the context of reports from our management team, receives reports on all significant committee activities at each regular meeting and evaluates the risks inherent in significant transactions.
Risks Related to Compensation Policies and Practices
As part of its oversight function, our Board, and our Compensation Committee in particular, along with our management team, considers potential risks when reviewing and approving various compensation plans, including executive compensation. Based on this review, our Compensation Committee has concluded that such compensation plans, including executive compensation, do not encourage risk taking to a degree that is reasonably likely to have a materially adverse impact on us or our operations.
Committees of Our Board
Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and ESG Committee. The composition and responsibilities of each of the committees of our Board is described below. Members serve on these committees so long as they remain on the Board until their resignation or until as otherwise determined by our Board. Each of the Audit, Compensation, and Nominating and ESG Committees operates pursuant to a separate written charter adopted by our Board that is available to stockholders at ir.thredup.com under “Corporate Governance.”

Audit Committee
Our Audit Committee consists of Messrs. Friedman and Lazar and Ms. Vu, with Mr. Lazar serving as Chairperson. The composition of our Audit Committee meets the requirements for independence under current Nasdaq and LTSE listing standards and SEC rules and regulations. Each member of our Audit Committee meets the financial literacy requirements of Nasdaq and LTSE listing standards. In addition, our Board has determined that Mr. Lazar is an Audit Committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933 (the “Securities Act”) and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq and LTSE. Our Audit Committee, among other things:
•selects a qualified firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;
•helps to ensure the independence and performance of the independent registered public accounting firm;
•discusses the scope and results of the audit with the independent registered public accounting firm and reviews, with management and the independent registered public accounting firm, our interim and year-end results of operations;
•develops procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•reviews our policies on risk assessment and risk management, including network and product cybersecurity;
•reviews related party transactions;
•obtains and reviews a report by the independent registered public accounting firm at least annually, that describes our internal control procedures, any material issues with such procedures and any steps taken to deal with such issues; and
•approves (or, as permitted, pre-approves) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.
Our Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance.
Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq and LTSE. Our Audit Committee held six meetings during 2023.
Compensation Committee
Our Compensation Committee consists of Messrs. Haley and Nova and Mses. Ginsberg and Rushing, with Mr. Haley serving as Chairperson. The composition of our Compensation Committee meets the requirements for independence under Nasdaq and LTSE listing standards and SEC rules and regulations. Each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. Our Compensation Committee, among other things:
•reviews, approves and determines, or makes recommendations to our Board regarding, the compensation of our executive officers;
•administers our stock and equity incentive plans;
•reviews and approves, or makes recommendations to our Board regarding, incentive compensation and equity plans; and
•establishes and reviews general policies relating to compensation and benefits of our employees.
In fulfilling its responsibilities, our Compensation Committee has the authority to delegate any or all of its responsibilities with respect to the granting of awards to a subcommittee of the Compensation Committee. As such, our Compensation Committee has authorized a subcommittee consisting of our Chief Financial Officer, Chief Legal Officer and Chief People and Diversity Officer to jointly approve grants of stock options and restricted stock units to our employees below the senior vice president level, pursuant to certain limits and to amend post-termination exercise period of options.
Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq and LTSE. Our Compensation Committee held five meetings during 2023.
Compensation Committee Interlocks and Insider Participation
During 2023 Messrs. Haley and Nova and Mses. Ginsberg and Rushing served as members of the Compensation Committee. None of the members of our Compensation Committee is or has been an officer or employee of our Company or has had any other relationship requiring disclosure herein. None of our executive officers currently serves, or in the past year has served, as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving on our Board or Compensation Committee. See the section titled “Certain Relationships and Related Party Transactions” for information about related party transactions involving members of our Compensation Committee or their affiliates.
Nominating and ESG Committee
Our Nominating and ESG Committee consists of Mses. Nakache and Ginsberg and Mr. Lazar, with Ms. Nakache serving as Chairperson. The composition of our Nominating and ESG Committee meets the requirements for independence under Nasdaq and LTSE listing standards and SEC rules and regulations. Our Nominating and ESG Committee, among other things:
•identifies, evaluates and selects, or makes recommendations to our Board regarding, nominees for election to our Board and its committees;
•evaluates the performance of our Board and of individual directors;
•considers and makes recommendations to our Board regarding the composition of our Board and its committees;
•reviews developments in corporate governance practices;
•oversees ESG matters;
•evaluates the adequacy of our corporate governance practices and reporting; and
•develops and makes recommendations to our Board regarding Corporate Governance Guidelines and matters.

The Nominating and ESG Committee operates under a written charter that satisfies the applicable listing requirements and rules of Nasdaq and LTSE. Our Nominating and ESG Committee held four meetings during 2023.
Identifying and Evaluating Director Nominees
Our Board has delegated to our Nominating and ESG Committee the responsibility of identifying suitable candidates for nomination to our Board (including candidates to fill any vacancies that may occur) and assessing their qualifications in light of the policies and principles in our Corporate Governance Guidelines and the Committee’s charter. Our Nominating and ESG Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks, or any other means that the Committee deems to be appropriate in the evaluation process. Our Nominating and ESG Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board. Based on the results of the evaluation process, our Nominating and ESG Committee recommends candidates for our Board’s approval as director nominees for election to our Board.
Minimum Qualifications
Our Nominating and ESG Committee uses a variety of methods for identifying and evaluating director nominees and will consider all facts and circumstances that it deems appropriate or advisable. In its identification and evaluation of director candidates, our Nominating and ESG Committee will consider the current size and composition of our Board, as well as the needs of our Board and the respective committees of our Board. Some of the qualifications that our Nominating and ESG Committee consider include, without limitation, issues of character, ethics, integrity, judgment, independence, diversity, skills, education, expertise, business acumen, length of service, understanding of our business and industry, and other commitments. Although our Board does not maintain a specific policy with respect to Board diversity, our Board believes that our Board should be a diverse body, and our Nominating and ESG Committee considers a broad range of backgrounds, skills and experiences.
Nominees must also have proven achievement and competence in their field, the ability to exercise sound business judgment, an objective perspective, the ability to offer advice and support to our management team, and the ability to make significant contributions to our success. Nominees must also have skills that are complementary to those of our existing Board, the highest ethics, a commitment to the long-term interests of our stockholders, and an understanding of the fiduciary responsibilities that are required of a director. Nominees must have sufficient time available in the judgment of our Nominating and ESG Committee to effectively perform all Board and committee responsibilities. Members of our Board are expected to prepare for, attend and participate in all meetings of our Board and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Nominating and ESG Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests. After completing its review and evaluation of director candidates, our Nominating and ESG Committee recommends to our full Board the director nominees for selection.
Stockholder Recommendations
Eligible stockholders may submit recommendations for director candidates to our Nominating and ESG Committee by sending the individual’s name and qualifications to our Chief Legal Officer at ThredUp Inc., 969 Broadway, Suite 200, Oakland, California 94607, who will forward all recommendations to our Nominating and ESG Committee. Any such recommendations should include the information required by our bylaws. Our Nominating and ESG Committee will evaluate any candidates properly recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or members of our management team.
Stockholder and Interested Party Communications
Our Board provides to every stockholder and interested party the ability to communicate with our Board, as a whole, and with individual directors on our Board through an established process for stockholder and interested party communication. For a stockholder or interested party communication directed to our Board as a whole, stockholders and other interested parties may send such communication to our Chief Legal Officer via U.S. Mail or expedited delivery service to the address listed below or by email to ir@thredup.com:

ThredUp Inc.
969 Broadway
Suite 200
Oakland, California 94607
Attn: Chief Legal Officer
For a stockholder communication directed to an individual director in his or her capacity as a member of our Board, stockholders and other interested parties may send such communication to the attention of the individual director via U.S. Mail or expedited delivery service to the address listed below or by email to ir@thredup.com:
ThredUp Inc.
969 Broadway
Suite 200
Oakland, California 94607
Attn: [Name of Individual Director]
If sent by email, the communication should specify “Attn. [Name of Director]” in the subject line. We encourage stockholders to email any such communications to us to help ensure prompt receipt.
Our Chief Legal Officer, in consultation with appropriate members of our Board, as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board, or if none is specified, to the Chairperson of our Board. The Chief Legal Officer will generally not forward communications if they are deemed inappropriate, consist of individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to securityholders or other constituencies of the Company, solicitations, advertisements, surveys, “junk” mail, or mass mailings.

Our Impact and ESG (Environmental, Social and Governance) Efforts
We are committed to sustainable and ethical business practices and have implemented ESG policies and goals throughout our company to formalize and manage our commitment over time.
Environmental. The environment is one of our most important stakeholders and combating the harmful effects of disposable fashion is one of our greatest goals. By promoting a scalable, mainstream market for resale, ThredUp drives meaningful impact for the planet by helping to offset the environmental cost of fashion. Our core business of reselling secondhand apparel sourced from consumers' closets helps reduce fashion's overall environmental footprint. In addition to our core marketplace, some of the world’s leading fashion brands and retailers are leveraging our platform through our Resale-as-a-Service (“RaaS”) offering, which enables them to deliver customizable, scalable resale experiences to their customers. We believe RaaS will accelerate the growth of this emerging category and form the backbone of resale on the Internet globally. By extending the life of clothes, we believe that our unique supply chain and business model present a powerful solution to the fashion industry's wastefulness.

Beyond the positive environmental impact of our core business model, we also examine the environmental footprint of our operations. We have disclosed our greenhouse gas emissions based on a framework developed by the Greenhouse Gas Protocol, a partnership between the World Resources Institute and the World Business Council for Sustainable Development, for corporations to disclose the greenhouse gas emissions of their business. The Greenhouse Gas Protocol classifies greenhouse emissions across three scopes: scope 1 (direct emissions from our owned and controlled sources), scope 2 (indirect emissions from our generation of purchased energy) and scope 3 (all indirect emissions not included in scope 2 that occur in our value chain). The results of our greenhouse gas emissions analysis for the 2020, 2021 and 2022 fiscal years are publicly available in our Impact Report, which can be found on our investor relations website at ir.thredup.com. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. We also continue to seek out initiatives that can lower our environmental impact, while also improving operations and lowering operating expenses.
We are also focused on educating the world about fashion waste, helping consumers understand how their fashion habits contribute to climate change and empowering individuals with the tools they need to make more sustainable fashion choices. For example, in 2023, we partnered with independent environmental research firm

Green Story Inc. to relaunch ThredUp’s Fashion Footprint Calculator to help our users learn more about the carbon footprint associated with clothing purchases and disposal habits. In addition, our annual Resale Report sizes the growing secondhand market and resale industry and includes data about the role sustainability plays in purchasing decisions, as well as the rise of branded resale and its impact.
Additionally, we engage in public policy and advocacy in partnership with industry groups and coalitions to educate policymakers and shape relevant public policy. For instance, we are a founding member of The American Circular Textiles ("ACT") policy group, which aims to develop and shape policies to support circular fashion and textile recycling and recovery in the United States. We believe these efforts will be key for combating the fashion industry’s environmental impact. Our educational, public policy and government relations efforts shine a light on global issues such as overproduction, product circularity, disposable fashion culture and single-use fashion.
Social. Our business impacts society by engaging various stakeholders, but it starts with our employees. We believe our people are our greatest asset and are reimagining our employee experience to reflect that philosophy. We work diligently to attract the best talent from a diverse range of sources in order to meet the current and future demands of our business.
As part of this goal, we believe in the importance of fostering a diverse, inclusive and safe workplace and we are committed to ensuring our employees and professional contractors are comfortable bringing their authentic selves to work every day. We believe that a unique perspective is critical to solving complex problems and inspiring the world to think secondhand first. We champion diversity in its most expansive sense, recognizing and embracing a rich spectrum of perspectives, experiences, and talents. Our commitment extends to a broad array of backgrounds, skills, and ideas, fostering an inclusive culture that fuels innovation, creativity, and collective success. Demographically, as of December 31, 2023, 67% of our workforce identifies as female and 73% of our workforce identifies as minority, including 59% as Black or Latino/a/x. As of December 31, 2023, 63% of our senior leadership team, which includes executives, senior vice presidents, vice presidents, senior directors, directors and general managers of operations, identifies as female and 21% of our senior leadership team identifies as minority, including 4% as Black or Latino/a/x. We are committed to increasing diversity and representation through our diversity, equity, inclusion and belonging initiatives and to disclosing our diversity on an annual basis.
We continue to evolve the ways in which we come together as a team and focus on building a profitable, purposeful business. In 2023, we debuted our Employee Resource Group program with two initial groups: Uplift Women, dedicated to supporting women, and PrideUP, focused on fostering inclusivity and building a micro-community for members of the LGBTQIA+ community. Both groups are employee-led initiatives aimed at creating a sense of belonging within the broader organization.
We also have created programs to attract, retain and develop skilled workers of all backgrounds in our distribution centers, including ThredUp University, a comprehensive leadership development program. We have also appointed a Diversity, Equity, Inclusion and Belonging (“DEIB”) Program manager tasked with enhancing the speed and efficiency of the implementation of the Company’s DEIB objectives. All full-time United States based employees are eligible to participate in our employee stock purchase plan, paid sabbatical program and 401k plan.
Governance. We have created a governance structure to promote responsibility and accountability for ESG matters across our company. Our dual-class capital structure provides our founder and CEO with the ability to prioritize our ESG efforts. The Nominating and ESG Committee of our Board has specific oversight of ESG matters pursuant to its charter. We have an employee-led Impact committee, with participation from executive management and senior members of our operations, finance, marketing, people and legal teams. Our Impact committee meets quarterly to manage our long-term ESG strategy and reports to executive management and our Board of directors.
In addition to being listed on Nasdaq, our Class A common stock shares are listed on the Long-Term Stock Exchange, or the LTSE. The LTSE is an SEC-registered national securities exchange built for companies focused on long-term thinking. As an LTSE-listed company, we must publish policies that focus on value creation and stockholder engagement over time and commit to the LTSE’s listing principles. Copies of our LTSE Policies are available in the “Governance” section of our Investor Relations website, ir.thredup.com. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
We believe independent governance fosters effective Board leadership. For this reason, we have appointed an independent chair to lead our Board of directors and have confirmed that all of our directors, other than our CEO, are independent according to the Nasdaq and LTSE listing standards, including all of the members of our Audit,

Compensation and Nominating and ESG Committees. Under this framework, we believe that it is easier for Board members to express dissenting views and that different viewpoints and perspectives will make us a more well-rounded and resilient company.
We are proud of having built a corporate culture that emphasizes and supports ethical corporate behavior. We have formally adopted and published our Code of Conduct. The full text of our Code of Conduct is posted on our website at https://ir.thredup.com/corporate-governance/governance-overview under “Governance Documents.” Information on or accessible through our website is not incorporated by reference in this Proxy Statement. We have established a whistleblower program for compliance, ethics and fraud, overseen by our Audit Committee Chairperson and Chief Legal Officer. We also have a formal internal enterprise risk management process to highlight emerging risks and oversee risk mitigation efforts across the organization, overseen by our Audit Committee pursuant to our Audit Committee charter.
In addition to supporting an ethical culture, our Board of directors values diversity and representative governance. As of December 31, 2023, four of our nine directors (44% of our Board of directors), including our Board chairperson, identified as female.

Data security is also critically important to our operations. We maintain an information security program that includes physical, technical and administrative safeguards designed to protect customer and employee data. We engage independent auditors to evaluate our controls relating to security, confidentiality and availability on an annual basis. With respect to online payment acceptance, we maintain Payment Card Industry Data Security Standard (also known as PCI DSS) merchant compliance through all our different channels of commerce. Our information security program includes application security assessments, vulnerability management, penetration testing, security audits, and ongoing risk assessments. We also require all employees and contractors with access to our systems to complete a cybersecurity awareness training on an annual basis. Internally, we have established a formal enterprise risk management program that includes processes for the systematic identification, assessment, management, and treatment of cybersecurity risks. Pursuant to this program, our Audit Committee receives reports on the information security program and related cyber risks on a quarterly basis.

We also take the privacy of our customer and employee data seriously. Our privacy program includes a data inventory and a data map of the systems where personal information is stored and a data privacy impact assessment template to evaluate our processing activities. We have a consumer-facing privacy policy that outlines our data use and sharing practices and a consumer-facing California privacy notice that informs individuals about their privacy rights including how to exercise data access, deletion and do not sell requests. In addition, we provide privacy training guides and materials to educate our workforce on the importance of key principles such as data minimization and purpose limitation.
Non-Employee Director Compensation
We maintain a Non-Employee Director Compensation Policy pursuant to which our non-employee directors are eligible to receive the following cash retainers and equity awards, which are paid out on a quarterly basis:

Annual Retainer for Board Membership
Annual service on the Board	$40,000
Annual service for chair of the Board (in addition to annual service on the Board)	$20,000
Additional Annual Retainer for Committee Membership
Annual service as member of the Audit Committee (other than chair)	$10,000
Annual service as chair of the Audit Committee	$20,000
Annual service as member of the Compensation Committee (other than chair)	$10,000
Annual service as chair of the Compensation Committee	$15,000
Annual service as member of the Nominating and ESG Committee (other than chair)	$10,000
Annual service as chair of the Nominating and ESG Committee	$15,000
Our non-employee directors may elect to receive their cash retainers in the form of fully-vested restricted stock unit (“RSU”) awards.

Our policy provides that, upon initial election to our Board, each new non-employee director will be granted a one-time restricted stock unit award with a value of $300,000 (the “Initial Grant”). Furthermore, on the date of each of our annual meeting of stockholders, other than for non-employee directors that have been on the Board for less than six months as of such date, each non-employee director who continues as a non-employee director following such meeting will be granted an annual RSU award with a value of $150,000 (the “Annual Grant”). The Annual Grant vests in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service as a director through the applicable vesting date. The Initial Grant vests in equal annual installments over three years from the date of grant, subject to continued service as a director through the applicable vesting date. Such awards are subject to full acceleration of vesting upon the sale of the Company.
Employee directors receive no additional compensation for their service as a director.
We reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our Board or any committee thereof.

2023 Non-Employee Director Compensation Table
The following table presents the total compensation for each person who served as a non-employee director in the year ended December 31, 2023, or fiscal 2023. Other than as set forth in the table below, we did not pay any compensation or make any equity awards to our non-employee directors during fiscal 2023. During fiscal 2023, Mr. Reinhart, our Chief Executive Officer, was a member of our Board, as well as an employee, and received no additional compensation for his services as a director. The compensation received by Mr. Reinhart as Chief Executive Officer of the Company is presented in the “Executive Compensation—Summary Compensation Table” below.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Ian Friedman	50,000	153,089	203,089
Mandy Ginsberg	60,000	153,089	213,089
Timothy Haley	55,000	153,089	208,089
Jack Lazar	65,000	153,089	218,089
Patricia Nakache	75,000	153,089	228,089
Dan Nova	50,000	153,089	203,089
Coretha Rushing	50,000	153,089	203,089
Paula Sutter(4)	25,000	—	25,000
Marcie Vu	50,000	153,089	203,089
_____________

1.As of December 31, 2023, each non-employee director other than Mses. Sutter and Rushing held 55,872 outstanding RSUs of our Class A common stock. Ms. Sutter did not have any outstanding equity awards and Ms. Rushing held 70,153 outstanding RSUs of our Class A common stock. Additionally, Ms. Ginsberg and Ms. Vu each held 30,000 outstanding options to purchase Class B common stock as of December 31, 2023.
2.The amounts reported represent the annual cash retainer and committee fees paid to or earned by each of our non-employee directors for services in fiscal 2023 pursuant to our Non-Employee Director Compensation Policy. Each non-employee director other than Ms. Ginsberg and Mr. Nova elected to receive such amounts in the form of fully vested RSUs of our Class A common stock.
3.Amounts reflect the aggregate grant date fair value of the RSUs granted to our non-employee directors in fiscal 2023, each determined in accordance with FASB ASC Topic 718, not including any estimates of forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 10 of our consolidated financial statements included for fiscal 2023 which are included in our annual report on Form 10-K filed with the SEC on March 5, 2024. Note that the amounts reported in this column reflect the accounting cost for these grants, and do not correspond to the actual economic value that may be received by the non-employee directors from the vesting of the RSUs. Unless otherwise noted, all RSUs fully vest upon the earlier of (i) May 24, 2024 or (ii) the next annual meeting of stockholders, subject to the non-employee director’s continued service on the board through the applicable vesting date. 100% of the RSUs will vest immediately upon the non-employee director’s continued service to us through the consummation of a change in control.

4.Ms. Sutter resigned from our board of directors in connection with our 2023 Annual Meeting.

PROPOSAL TWO:
RATIFICATION OF THE APPOINTMENT OF
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2024, and we are asking you and other stockholders to ratify this appointment.
Although ratification of the appointment of Deloitte & Touche LLP is not required by our bylaws or otherwise, our Board is submitting the appointment of Deloitte & Touche LLP to stockholders for ratification as a matter of good corporate governance. A majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify the appointment of Deloitte & Touche LLP. In the event that a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote do not ratify this appointment of Deloitte & Touche LLP, our Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the stockholders.
We expect that representatives of Deloitte & Touche LLP will attend the Annual Meeting and the representatives will have an opportunity to make a statement if they so choose. The representatives will also be available to respond to appropriate questions from stockholders.

Change and Engagement of Independent Registered Public Accounting Firms
As reported in our Current Report on Form 8-K, dated September 4, 2022, our Audit Committee of the Board of Directors approved the dismissal of KPMG LLP (“KPMG”) as our independent registered public accounting firm effective immediately and appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
The audit reports of KPMG on the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except as follows.
KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2021 and 2020 contained a separate paragraph stating that “As discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for leases as of January 1, 2020 due to the adoption of Financial Accounting Standards Board Accounting Standard Codification 842, Leases.”
During the fiscal years ended December 31, 2021 and 2020 and during the subsequent interim period through September 4, 2022, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreements in their reports on the Company’s consolidated financial statements for such fiscal years.
During the fiscal years ended December 31, 2021 and 2020 and during the subsequent interim period through September 4, 2022, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as set forth below. As previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Annual Report”), the Company concluded that its internal control over financial reporting was not effective as of December 31, 2021 and 2020 due to certain material weaknesses. In the 2021 Annual Report, the Company disclosed material weaknesses in that (i) the Company did not design and maintain effective control over its accounting and proprietary data systems used in its financial reporting process, and the systems lacked controls over user access, program change management, computer operation and data validation to ensure that IT program and data changes affecting financial accounting applications and underlying accounting records are identified, tested, authorized and implemented appropriately and (ii) the Company did not design and maintain adequate controls over the preparation and review of certain account reconciliations and journal entries, specifically, the Company did not design and maintain controls and did not maintain a sufficient complement of accounting personnel to ensure (a) the appropriate segregation of duties in the preparation and review of account reconciliations and journal entries and (b) account reconciliations were prepared and reviewed at the appropriate level of precision on a consistent and timely basis.
During the fiscal years ended December 31, 2021 and 2020 and subsequent interim period from January 1, 2022 to September 4, 2022 (the period prior to Deloitte's appointment as our independent registered public accounting firm), neither the Company nor anyone on its behalf consulted Deloitte & Touche LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Audit Committee Charter and Practices on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
Our Audit Committee operates under the Audit Committee charter pursuant to which our Audit Committee must pre-approve all auditing services and non-audit services to be provided to the Company by independent auditors. Pursuant to the Audit Committee charter, the pre-approval requirement is waived for non-audit services if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act apply. Further, our Audit Committee may delegate authority to pre-approve non-audit services to the Audit Committee chair up to a dollar amount agreed upon by our Audit Committee, who shall report all pre-approval decisions to our Audit Committee at its next scheduled meeting. The Audit Committee has pre-approved all services performed since the Audit Committee charter was adopted.
Audit and Non-Audit Fees
The following table sets forth the fees billed or to be billed by Deloitte & Touche LLP and their affiliates for professional services rendered with respect to the years ended December 31, 2023 and December 31, 2022, respectively. All of these services were approved by our Audit Committee.

	Fiscal Year 2022 Fees	Fiscal Year 2023 Fees
Fee Category
Audit Fees(1)	$903,750	$1,116,969
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$903,750	$1,116,969
_____________
(1)Audit Fees include the audit of our annual financial statements, review of financial statements, review of our Form 10-Q quarterly reports, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements and are inclusive of billed expenses.

Recommendation of our Board
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD
The information contained in this audit committee report shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act, or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that ThredUp specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.
This report is submitted by the Audit Committee of the Board. The Audit Committee consists of the directors whose names appear below. None of the members of the Audit Committee is an officer or employee of ThredUp, and the Board has determined that each member of the Audit Committee is “independent” for Audit Committee purposes as that term is defined under Rule 10A-3 of the Exchange Act and the applicable Nasdaq and LTSE rules. Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC, Nasdaq and LTSE.
The Audit Committee’s general role is to assist the Board in monitoring the Company’s financial reporting process and related matters. The Audit Committee ’s specific responsibilities are set forth in its charter.
The Audit Committee has reviewed the Company’s consolidated financial statements for the year ended December 31, 2023 and met with its management team, as well as with representatives of Deloitte & Touche LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The Audit Committee also discussed with members of Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, the Audit Committee received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with members of Deloitte & Touche LLP its independence.
Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the year ended December 31, 2023 be included in its 2023 Annual Report.
Audit Committee
Jack Lazar (Chairperson)
Ian Friedman
Marcie Vu

PROPOSAL THREE:
APPROVAL OF AN AMENDMENT TO THE THREDUP INC. AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE EXCULPATION OF OFFICERS AS PERMITTED BY DELAWARE LAW

Background

The State of Delaware, which is our state of incorporation, enacted legislation in August 2022 that amended Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) to enable Delaware corporations to include a provision in their certificates of incorporation that eliminates or limits the personal liability of certain officers in limited circumstances. Amended DGCL Section 102(b)(7) only permits exculpation of certain officers for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. The Board has declared advisable and approved and is seeking stockholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to limit the liability of certain of the Company’s officers in specific circumstances, as permitted by Section 102(b)(7) (the “Exculpation Amendment”). In addition, the Exculpation Amendment provides that if the DGCL is further amended to eliminate or limit the liability of officers, the liability of such officers will be limited or eliminated to the fullest extent permitted by law, as so amended. The following description is a summary only and is qualified in its entirety by reference to the text of the Exculpation Amendment as shown below in the section called “ Text of the Proposed Exculpation Amendment” and to Appendix A hereto.

Consistent with the updated Section 102(b)(7), the Exculpation Amendment would only exculpate certain officers from personal liability for monetary damages for direct claims brought by stockholders for breaches of the officer’s fiduciary duty of care. In addition, as is the case for our directors under our current Certificate of Incorporation, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The Exculpation Amendment also would not eliminate an officer’s monetary liability for derivative claims. Further, the Exculpation Amendment would only apply to certain officers, namely a person who (during the course of conduct alleged to be wrongful): (a) is or was president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (b) is or was identified in the Company’s public filings with the SEC as one of the most highly compensated executive officers of the Company; or (c) has, by written agreement with the Company, consented to be identified as an officer for purposes of accepting service of process in Delaware.

Our Board believes it is important to provide protection from certain liabilities that may discourage prospective or current officers from serving or continuing to serve our Company. In the absence of such protection, qualified officers might be deterred from serving due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, our Board took into account the limited number of the Company’s officers that would be impacted and the benefits our Board believes would accrue to the Company by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits. In addition, the Board believes the Exculpation Amendment better aligns the protections available to the Company’s officers with those currently available to the Company’s directors, and this protection strikes an appropriate balance between our stockholders’ interest in accountability and their interest in the Company being able to continue to attract and retain top executive talent.

Our Board balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of the Company and our stockholders to approve the Exculpation Amendment.

Text of the Proposed Exculpation Amendment

Our Certificate of Incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. The Exculpation Amendment would amend our Certificate of Incorporation by adding a new article XI to provide for the exculpation of officers to the extent permitted by Delaware law as follows:

“ARTICLE XI
To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, an officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of any fiduciary duties as an officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Neither any amendment nor repeal of this Article XI, nor the adoption of any provision of the Corporation’s Amended and Restated Certificate of Incorporation inconsistent with this Article XI, shall eliminate or reduce the effect of this Article XI in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article XI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.”

The proposed Certificate of Amendment to our Certificate of Incorporation (the “Certificate of Amendment”) reflecting the foregoing Exculpation Amendment is attached as Appendix A to this Proxy Statement.

Reasons for the Exculpation Amendment

The nature of the role of officers often requires them to make decisions on crucial matters. Frequently, officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower our officers to best exercise their business judgment in furtherance of stockholder interests. Other public companies have adopted similar exculpation clauses and we expect additional companies, including our peers, to do so. Failing to adopt the proposed Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company.

For the reasons stated above, on March 23, 2024, our Board determined that the proposed Exculpation Amendment is advisable and in the best interests of the Company and our stockholders and authorized and approved the Exculpation Amendment. Our Board believes the Exculpation Amendment would better position the Company to attract key officers, retain our current officers and enable our officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would better align the protections for our officers with those protections currently afforded to our directors. The proposed Exculpation Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.

Timing and Effect of the Exculpation Amendment

If the Exculpation Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment setting forth the Exculpation Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the addition of the Exculpation Amendment at new Article XI of the Certificate of Incorporation, the remainder of our Certificate of Incorporation will remain unchanged after effectiveness of the Certificate of Amendment. If the proposed Exculpation Amendment is not approved by our stockholders, our Certificate of Incorporation will remain unchanged. In accordance with the DGCL, our Board may abandon the Exculpation Amendment without further action by the stockholders at any time prior to the effectiveness of the Exculpation Amendment, notwithstanding stockholder approval of the Exculpation Amendment.

Recommendation of our Board

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE THREDUP INC. AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE EXCULPATION OF OFFICERS AS PERMITTED BY DELAWARE LAW.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers, including their ages, as of April 5, 2024. Our executive officers are appointed by, and serve at the discretion of, our Board and each holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Name	Age	Positions and Offices Held with the Company
James Reinhart	45	Chief Executive Officer, Director and Co-Founder
Christopher Homer	40	Chief Operating Officer and Co-Founder
Sean Sobers	53	Chief Financial Officer
Alon Rotem	44	Chief Legal Officer and Secretary
Information Concerning Executive Officers
In addition to Mr. Reinhart, who serves as a director, our executive officers as of April 5, 2024 consisted of the following:
Christopher Homer. Mr. Homer co-founded ThredUp and has served as our Chief Operating Officer since September 2020 and previously served as our Chief Technology Officer from June 2009 to September 2020. From July 2005 to August 2007, Mr. Homer was a midmarket solution advisor at Microsoft Corporation, a publicly traded technology company. Mr. Homer holds a Master of Business Administration from Harvard Business School and a Bachelor of Science in Engineering in Mechanical and Aerospace Engineering from Princeton University.
Sean Sobers. Mr. Sobers has served as our Chief Financial Officer since October 2019. From July 2016 to August 2019, Mr. Sobers served as Chief Financial Officer of Quantenna Communications, Inc., a Wi-Fi Solutions Company acquired by ON Semiconductor Corporation in June 2019. From July 2009 to June 2016, Mr. Sobers served as Corporate Vice President of Finance of Cadence Design Systems, Inc., a publicly traded design automation software and engineering services company. From 1995 to 2009, Mr. Sobers held senior financial roles at Documentum, Inc., an enterprise content management platform acquired by EMC Corporation in December 2003, EMC Corporation, a provider of enterprise storage systems, software, and networks acquired by Dell Technologies in 2016, and Polycom Inc., a video, voice and content collaboration and communication technology company acquired by Plantronics, Inc. in 2018. Mr. Sobers holds a Bachelor of Science in Accounting from the University of Southern California.
Alon Rotem. Mr. Rotem has served as our Chief Legal Officer since February 2021 and Secretary since March 2017 and previously served as our General Counsel from January 2017 to February 2021. From September 2013 to November 2016, Mr. Rotem served as the General Counsel of Rocket Lawyer Inc., an online legal technology company. From June 2010 to August 2013, Mr. Rotem was an associate at Goodwin Procter LLP, a global law firm. From 2007 to 2010, Mr. Rotem was an associate at Ropes & Gray LLP, a global law firm. Mr. Rotem holds a Juris Doctor from the University of California, Berkeley School of Law and a Bachelor of Science in Managerial Economics from the University of California, Davis.

EXECUTIVE COMPENSATION
Overview
Our executive compensation programs are designed to attract, motivate, incentivize and retain our executive officers, who contribute to our long-term success. Pay that is competitive, rewards performance and effectively aligns the interests of our executive officers with those of our long-term stockholders is key to our compensation program design and decisions. We structure our executive compensation programs to be weighted towards long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.
Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In the year ended December 31, 2023, or fiscal 2023, the Compensation Committee continued to retain Compensia to provide it with market information, analysis and other advice relating to executive compensation on an ongoing basis. The Compensation Committee engaged Compensia to, among other things, assist in developing a group of peer companies to help us determine overall compensation for our executive officers, as well as to assess each separate element of compensation. The goal was to ensure that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and aligned with our business and executive talent requirements. We do not believe the retention of, and the work performed by, Compensia creates any conflict of interest because Compensia performs no other work for the Company besides advising the Compensation Committee.
Included in this discussion is specific information about the compensation earned or paid in fiscal 2023 to the following named executive officers: (i) the individual who served as Chief Executive Officer of the Company during fiscal 2023 and (ii) the next two most highly compensated executive officers of the Company during fiscal 2023 (the “Named Executive Officers”). Our Named Executive Officers for fiscal 2023 are:

•James Reinhart, our Chief Executive Officer, Director and Co-Founder;
•Christopher Homer, our Chief Operating Officer and Co-Founder; and
•Anthony Marino, our President.

We have prepared the compensation information in this proxy statement in compliance with the reduced disclosure requirements applicable to emerging growth companies and smaller reporting companies.

Summary Compensation Table
The following table presents information regarding the compensation awarded to, earned by and paid to our named executive officers during fiscal 2023 and for the year ending December 31, 2022, or fiscal 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Total ($)
James Reinhart	2023	980,000	—	2,090,072	—	3,070,072
Chief Executive Officer and Co-Founder	2022	425,000	408,800	7,388,213	—	8,222,013
Christopher Homer	2023	635,000	—	1,132,122	—	1,767,122
Chief Operating Officer and Co-Founder	2022	375,000	142,828	3,816,229	121,075	4,455,132
Anthony Marino(4)	2023	635,000	—	1,132,122	—	1,767,122
President	2022	375,000	205,366	3,954,398	—	4,534,764
_____________
(1) The amounts reported for fiscal 2022 represent (i) retention bonuses provided to each of our named executive officers based on their continued employment to us through July 29, 2022 and October 31, 2022 in the aggregate amount of $114,145 for Mr. Reinhart, $33,923 for Mr. Homer, and $57,360 for Mr. Marino; and (ii) discretionary cash bonuses in the aggregate amount of $294,655 for Mr. Reinhart, $108,905 for Mr. Homer, and $148,006 for Mr. Marino.

(2) The amounts reported represent the aggregate grant date fair value of the RSU awards granted to our named executive officers during fiscal 2023 and fiscal 2022, each calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification/FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in Note 10 of our consolidated financial statements included for fiscal 2023 which are included in our annual report on Form 10-K filed with the SEC on March 5, 2024. The values reported for the RSU awards granted in fiscal 2022 in lieu of bonus eligibility that vest based on certain performance conditions (“PSUs”), as described in further detail in footnote 3 of this table, were calculated based on the expected value of the possible outcomes of the performance conditions related to these awards in accordance with ASC Topic 718 (excluding the effects of estimated forfeitures). The value of the PSU awards granted in fiscal 2022 at the grant date assuming the maximum achievement of the performance conditions was $537,919 for Mr. Reinhart, $159,612 for Mr. Homer and $270,575 for Mr. Marino. The amounts reported in this column reflect the accounting cost for the RSUs and do not correspond to the actual economic value that may be received by our named executive officers upon the settlement of such RSUs or any sale of the underlying shares of Class A common stock.

(3) During fiscal 2022, Messrs. Reinhart, Homer and Marino were eligible to earn bonuses on a quarterly basis pursuant to our Senior Executive Cash Incentive Bonus Plan. Messrs. Reinhart’s, Homer’s, and Marino’s target annual bonuses in fiscal 2022 were equal to 164%, 93% and 93%, respectively, of their base salary. Bonus awards were measured and awarded based on the achievement of company performance targets, which included achievement of certain net revenue, adjusted EBITDA and gross profit goals. In early fiscal 2022, however, the Compensation Committee offered the named executive officers the opportunity to receive a portion of their bonus in the form of an RSU grant for our Class A common stock with a value (converted into shares of Class A common stock based on a trailing 30 day average of our Class A common stock ending on the last day of the month immediately prior to the month of the grant date) equal to up to 100% of the target annual bonus amount that vests quarterly based on the achievement of the same company performance targets. All of our named executive officers took advantage of such program, though Mr. Homer only elected 59% of the target annual bonus to be converted into an RSU grant.

(4) Mr. Marino resigned as our President on December 31, 2023.

Narrative to Summary Compensation Table

Cash Compensation

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, which are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. During fiscal 2022, the base salaries for Messrs. Reinhart, Homer, and Marino were $425,000, $375,000, and $375,000. In fiscal 2023, however, our compensation committee shifted its compensation strategy to move away from annual cash incentives and instead focus solely on base salaries (and long-term stock equity incentives). Accordingly, as of January 1, 2023, the base salaries for Messrs. Reinhart, Homer, and Marino were increased to be $980,000, $635,000, and $635,000, respectively, so that the overall annual target cash compensation for our named executive officers stayed the same after the removal of annual cash incentives.

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. On February 15, 2023, we granted annual refresh RSU grants to Messrs. Reinhart, Homer, and Marino for 1,290,168, 698,841, and 698,841 RSUs for our Class A common stock, respectively, that vest quarterly over three years.

Health and Welfare Benefits
Our named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans.
Perquisites and Personal Benefits
We generally do not provide perquisites to our executives, other than company-paid executive life insurance and executive long-term disability insurance premiums, reimbursement for relocation expenses and certain other de minimis perquisites to our executive officers, including our named executive officers.

Anti-Hedging and Pledging Policy
Our insider trading policy prohibits all of our directors, officers, including our named executive officers, employees and contractors, from (i) trading derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time, (ii) using the Company’s securities as collateral in a margin account and (iii) pledging the Company’s securities as collateral for a loan (or modifying an existing pledge).
401(k) Plan
We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis (the “401(k) Plan”). Participants in the 401(k) Plan are able to defer eligible compensation on a pre-tax or after tax (Roth) basis, subject to applicable annual Internal Revenue Code limits. The 401(k) Plan is intended to be qualified under Section 401(a) of the Internal Revenue Code with the 401(k) Plan’s related trust intended to be tax exempt under Section 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) Plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) Plan.
Employment Agreements with Named Executive Officers
Offer Letters in Place During Fiscal 2023 for Named Executive Officers
James Reinhart
We did not have an offer letter agreement in place with Mr. Reinhart during fiscal 2023. Mr. Reinhart’s employment is at-will and he is subject to our standard employment, confidential information, return of property, non-competition, non-solicitation, invention assignment and arbitration agreements.

Christopher Homer
In July 2010, we entered into an offer letter agreement with Mr. Homer, which set forth his initial annual base salary and his eligibility to participate in our benefit plans generally. Mr. Homer’s employment is at-will and he is subject to our standard employment, confidential information, return of property, non-competition, non-solicitation, invention assignment and arbitration agreements.

Anthony Marino
In August 2013, we entered into an offer letter with Mr. Marino, which set forth his initial annual base salary, a signing bonus in the amount of $25,000, the term of his employment, certain relocation and expense reimbursements, his eligibility to receive stock option awards, and his eligibility to participate in our benefit plans generally. Mr. Marino’s employment is at-will and he is subject to our standard employment, confidential information, return of property, non-competition, non-solicitation, invention assignment and arbitration agreements.

Executive Severance Plan
Our named executive officers, and certain other executives, participate in an executive severance plan (the “Executive Severance Plan”). Our Executive Severance Plan provides that upon a (i) termination by us for any reason other than for “cause,” as defined in the Executive Severance Plan or (ii) for the Company’s chief executive officer only, a resignation for “good reason,” as defined in the Executive Severance Plan, in each case outside of the change in control period (i.e., the period beginning three months prior to and ending 12 months after, a “change in control,” as defined in the Executive Severance Plan), an eligible participant will be entitled to receive, subject to the execution and delivery of an effective release of claims in favor of the Company, (i) cash payments over six monthly installments for each eligible participant, or for the Company’s chief executive officer 12 monthly installments, equal to 50% of an eligible participant’s “base salary” (as defined in the Executive Severance Plan), or for the Company’s chief executive officer, 100% of his base salary, and (ii) a monthly cash payment equal to our contribution towards health insurance premiums for up to six months for each eligible participant, or for the Company’s chief executive officer, 12 months.
The Executive Severance Plan also provides that upon a (i) termination by us other than for cause or (ii) a resignation for good reason, in each case within the change in control period, an eligible participant will be entitled to receive, in lieu of the payments and benefits above and subject to the execution and delivery of an effective release of claims in favor of the Company, (i) a lump sum cash payment equal 100% of an eligible participant’s base salary, or for the Company’s chief executive officer, 150% of his base salary, (ii) a lump sum cash payment equal to 100% of the eligible participant’s annual target bonus, (iii) a monthly cash payment equal to our contribution towards health insurance premiums for up to 12 months for each eligible participant, or for the Company’s chief executive officer, 18 months, and (iv) accelerated vesting of 100% of the time-based outstanding and unvested equity award held by the eligible participant; provided, that any performance-based unvested and outstanding equity awards shall be subject to the performance conditions as specified in the applicable award agreements or upon actual achievement.
The payments and benefits provided under the Executive Severance Plan in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Code. These payments and benefits may also subject an eligible participant, including the named executive officers, to an excise tax under Section 4999 of the Code. If the payments or benefits payable in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the recipient.

Outstanding Equity Awards at 2023 Year-End
The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2023.

			Option Awards(1)				Stock Awards(1)
	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options		Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Name			Exercisable(#)	Unexercisable(#)
James Reinhart
	12/2/2014	8/1/2014	1,268,454(3)	-	0.86	12/1/2024	-	-
	5/26/2020	5/26/2020	700,000(3)	-	2.05	10/3/2027	-	-
	5/26/2020	5/26/2020	1,457,638 (3)	-	2.05	3/21/2029	-	-
	8/26/2020	1/1/2021	31,560(3)	-	2.05	8/25/2030	-	-
	8/26/2020	3/30/2021	302,063 (4)	137,302	2.05	8/25/2030	-	-
	8/26/2020	3/30/2022	192,222 (4)	247,143	2.05	8/25/2030	-	-
	4/11/2022	3/1/2022	-	-	-	-	383,830 (5)	863,618
	2/15/2023	12/1/2022	-	-	-	-	860,112 (6)	1,935,252
Christopher Homer
	5/26/2020	5/26/2020	32,813(3)	-	2.05	10/3/2027	-	-
	5/26/2020	5/26/2020	613,718(3)	-	2.05	5/21/2029	-	-
	8/26/2020	3/30/2021	133,325(4)	60,603	2.05	8/25/2030	-	-
	8/26/2020	3/30/2022	84,843(4)	109,084	2.05	8/25/2030	-	-
	4/11/2022	3/1/2022	-	-	-	-	206,678(5)	465,026
	2/15/2023	12/1/2022	-	-	-	-	465,894(6)	1,048,262
Anthony Marino
	2/28/2014	9/1/2013	13,880(3)	-	0.55	2/28/2024	-	-
	12/2/2014	8/1/2014	508,110(3)	-	0.86	12/1/2024	-	-
	5/26/2020	5/26/2020	225,000(3)	-	2.05	6/22/2027	-	-
	5/26/2020	5/26/2020	971,759(7)	-	2.05	3/21/2029	-	-
	8/26/2020	1/1/2021	25,238(3)	-	2.05	8/25/2030	-	-
	8/26/2020	3/30/2021	133,325(4)	-	2.05	8/25/2030	-	-
	8/26/2020	3/30/2022	84,843(4)	-	2.05	8/25/2030	-	-
____________
1.Each option grant is subject to the terms of our Second Amended and Restated 2010 Stock Plan, (the “2010 Plan”). Shares underlying each award granted under our 2010 Plan are shares of Class B common stock of the company. Each RSU grant is subject to the terms of our 2021 Stock Option and Incentive Plan, and is for shares of Class A common stock of the Company.
2.This column represents the aggregate fair market value of the shares underlying the RSUs as of December 31, 2023, based on the closing price of our Class A common stock, as reported on the Nasdaq, of $2.25 per share on the last trading of fiscal year 2023, December 29, 2023.
3.The shares subject to the stock option are fully vested.
4. 1/48 of the shares subject to the stock option vest on a monthly basis following the vesting commencement date, subject to the named executive officer’s continuous service relationship with the company through each applicable vesting date. 100% of the unvested shares subject to the stock option will vest immediately upon a qualifying termination pursuant to the Executive Severance Plan.
5.The RSUs vest as follows: 6.25% of the RSUs on each of June 1, 2022, September 1, 2022 and December 1, 2022; and 9.03% of the RSUs commencing March 1, 2023 and each quarter thereafter, in all cases subject to such named executive officer’s continuous service relationship with the company through each applicable vesting date. 100% of the unvested shares subject to the award will vest immediately upon a qualifying termination pursuant to the Executive Severance Plan.

6.The RSUs vest in twelve equal quarterly installments commencing on December 1, 2022, in all cases subject to such named executive officer’s continuous service relationship with the company through each applicable vesting date. 100% of the unvested shares subject to the award will vest immediately upon a qualifying termination pursuant to the Executive Severance Plan.
7. 1/24 of the shares subject to the stock option vest on a monthly basis following the vesting commencement date, subject to the named executive officer’s continuous service relationship with the company through each applicable vesting date. 100% of the unvested shares subject to the stock option will vest upon the consummation of a change in control.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2023 regarding shares of common stock that may be issued under the Company’s equity compensation plans consisting of the 2010 Plan, 2021 Employee Stock Purchase Plan (the “2021 ESPP”) and the 2021 Equity Incentive Plan (the “2021 Plan”).

Equity Compensation Plan Information
Plan category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plan (Excluding Securities Referenced in Column (a))
Equity compensation plans approved by security holders(1):	24,784,593 (2)	$1.9851 (3)	15,859,512 (4)
Equity compensation plans not approved by security holders:	N/A	N/A	N/A
Total:	24,784,593	$1.9851	15,859,512
_____________

(1)The 2021 Plan provides that the number of shares reserved and available for issuance under the 2021 Plan will automatically increase each January 1, beginning on January 1, 2022, by 5% of the total number of shares of our Class A and Class B common stock issued and outstanding as of the immediately preceding December 31 or such lesser number of shares as determined by our Compensation Committee. The 2021 ESPP provides that the number of shares reserved and available for issuance under the 2021 ESPP will automatically increase each January 1, beginning on January 1, 2022, by the lesser of shares of our Class A common stock, 1% of the outstanding number of shares of our Class A common stock and Class B common stock on the immediately preceding December 31, or such lesser number of shares as determined by our Compensation Committee. As of December 31, 2023, a total of 7,321,894 shares of our Class A common stock have been reserved for issuance pursuant to the 2021 Plan, which number excludes the 5,439,186 shares that were added to the 2021 Plan as a result of the automatic annual increase on January 1, 2023. This number is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of Class A common stock and Class B common stock underlying any awards that are forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire, or are otherwise terminated, other than by exercise, under the 2021 Plan and the 2010 Plan will be added back to the shares of Class A common stock available for issuance under the 2021 Plan (provided, that any such shares of Class B common stock will first be converted into shares of Class A common stock). The Company no longer makes grants under the 2010 Plan. As of December 31, 2023, a total of 3,965,597 shares of our Class A common stock have been reserved for issuance pursuant to the 2021 ESPP, which number excludes the 1,087,837 shares that were added to the 2021 ESPP as a result of the automatic annual increase on January 1, 2023. This number is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.
(2)Includes 16,246,975 shares of Class B common stock issuable upon the exercise of outstanding options and 8,537,618 shares of Class A common stock issuable upon the vesting of restricted stock unit awards.
(3)As restricted stock unit awards do not have any exercise price, such units are not included in the weighted average exercise price calculation.
(4)As of December 31, 2023, there were 7,321,894 shares of Class A common stock available for grant under the 2021 Plan and 3,965,597 shares of Class A common stock available for grant under the 2021 ESPP.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 14, 2024, for:
•each of our named executive officers for 2023;
•each of our directors;
•all of our directors and executive officers as a group; and
•each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our Class A or Class B common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based percentage ownership of our common stock on 80,273,242 shares of our Class A common stock and 29,944,156 shares of our Class B common stock outstanding as of March 14, 2024. We have deemed shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 14, 2024 to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person. We have deemed shares of our common stock subject to restricted stock unit awards for which the service condition has been satisfied or would be satisfied within 60 days of March 14, 2024 to be outstanding and to be beneficially owned by the person holding the restricted stock unit awards for the purpose of computing the percentage ownership of that person. However, we did not deem these shares subject to stock options or restricted stock unit awards outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o ThredUp Inc., 969 Broadway Suite 200, Oakland, California 94607.

	Shares Beneficially Owned
	Class A		Class B		Total Voting%†	Total Ownership%
	Shares	%	Shares	%
5% Stockholders:
Entities affiliated with Trinity Ventures(1)	—	*	8,424,267	28.1%	22.2%	9.5%
Entities affiliated with Redpoint Ventures(2)	—	*	7,226,908	24.1%	19.0%	8.3%
Entities affiliated with Highland Capital Partners(3)	—	*	7,590,338	25.3%	20.0%	8.6%
Entities affiliated with Capital World Investors(4)	8,580,000	10.7%	—	*	2.3%	10.7%
Entities affiliated with Goldman Sachs Asset Management(5)	7,791,292	9.7%	—	*	2.1%	9.7%
Entities affiliated with Thrivent Financial For Lutherans(6)	7,041,893	8.8%	—	*	1.9%	8.8%
Entities affiliated with BlackRock, Inc.(7)	4,891,532	6.1%	—	*	1.3%	6.1%
Entities affiliated with The Vanguard Group (8)	4,309,997	5.4%	—	*	1.1%	5.4%
Entities affiliated with Needham Investment Management L.L.C.(9)	4,300,000	5.4%	—	*	1.1%	5.4%
Named Executive Officers and Directors:
James Reinhart(10)	694,943	*	7,499,705	22.1%	18.0%	9.3%
Patricia Nakache(11)	97,533	*	8,424,267	28.1%	22.2%	9.6%
Ian Friedman(12)	89,054	*	—	*	*	*
Mandy Ginsberg(13)	72,859	*	30,000	*	*	*
Timothy Haley(14)	78,982	*	7,226,908	24.1%	19.1%	8.3%
Jack Lazar(15)	129,336	*	288,952	*	*	*
Dan Nova(16)	61,828	*	7,590,338	25.3%	20.0%	8.7%
Coretha Rushing(17)	62,689	*	—	*	*	*
Marcie Vu(18)	86,635	*	30,000	*	*	*
Christopher Homer(19)	483,517	*	2,989,475	9.7%	7.8%	4.2%
Anthony Marino(20)	458,551	*	2,207,935	6.9%	5.6%	3.2%
All directors and executive officers as a group (12 persons)(21)	2,372,236	3.0%	35,559,913	97.0%	80.1%	32.7%
_____________
*Represents less than one percent (1%).
† Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. The holders of our Class A common stock are entitled to one vote per share, and holders of our Class B common stock are entitled to ten votes per share.

1.Beneficial ownership information is based on information contained in the Schedule 13G/A filed with the SEC on February 14, 2024. Consists of (i) 8,424,267 shares of Class B common stock held of record by Trinity Ventures X, L.P. (“Trinity Ventures X”), (ii) 82,140 shares of Class B common stock held of record by Trinity X Entrepreneurs’ Fund, L.P. (“Trinity Entrepreneurs”) and (iii) 45,851 shares of Class B common stock held of record by Trinity X Side-By-Side Fund, L.P. (“Trinity Side,” and together with Trinity Ventures X and Trinity Entrepreneurs, the “Trinity Entities”). The management members of Trinity TVL X, LLC share voting and dispositive power over the shares held by each of the Trinity Entities. The management members of Trinity TVL X, LLC are Noel Fenton, Ajay Chopra, Patricia Nakache, and TVL Management Corporation. The address for each of the Trinity Entities is 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

2.Consists of (i) 7,046,236 shares of Class B common stock held of record by Redpoint Ventures IV, L.P. (“RV IV”) and (ii) 180,672 shares of Class B common stock held of record by Redpoint Associates IV, L.L.C. (“RA IV,” and together with RV IV, the “Redpoint Entities”). Redpoint Ventures IV, LLC (“RV IV LLC”) is the sole general partner of RV IV and the managers of RV IV LLC commonly control RA IV. Voting and dispositive decisions with respect to the shares held by RV IV and RA IV are made by the managers of RV IV LLC and RA IV: W. Allen Beasley, Jeffrey D. Brody, Satish Dharmaraj, R. Thomas Dyal, Timothy M. Haley, Christopher B. Moore, Scott C. Raney, John L. Walecka and Geoffrey Y. Yang. The address for each of the Redpoint Entities is 2969 Woodside Road, Woodside, CA 94062.
3.Consists of (i) 1,633,061 shares of Class B common stock held by Highland Capital Partners VII Limited Partnership, a Delaware limited partnership (“Highland Capital VII”), (ii) 395,723 shares of Class B common stock held by Highland Capital Partners VII-B Limited Partnership, a Delaware limited partnership (“Highland Capital VII-B”), (iii) 576,297 shares of Class B common stock held by Highland Capital Partners VII-C Limited Partnership, a Delaware limited partnership (“Highland Capital VII-C”), (iv) 51,540 shares of Class B common stock held by Highland Entrepreneurs’ Fund VII Limited Partnership, a Delaware limited partnership (“Highland VII Entrepreneurs’ Fund”, and together with Highland Capital VII, Highland Capital VII-B and Highland Capital VII-C, the “Highland VII Investing Entities”), (v) 3,580,027 shares of Class B common stock held by Highland Capital Partners VIII Limited Partnership, a Cayman Islands exempted limited partnership (“Highland Capital VIII”), (vi) 55,504 shares of Class B common stock held by Highland Capital Partners VIII-B Limited Partnership, a Cayman Islands exempted limited partnership (“Highland Capital VIII-B”), and (vii) 1,298,186 shares of Class B common stock held by Highland Capital Partners VIII-C Limited Partnership, a Cayman Islands exempted limited partnership (“Highland Capital VIII-C”, and together with Highland Capital VIII and Highland Capital VIII-B, the “Highland VIII Investing Entities”). Highland Management Partners VII Limited Partnership, a Delaware limited partnership (“HMP VII LP”), is the general partner of the Highland VII Investing Entities. Highland Management Partners VII, LLC, a Delaware limited liability company (“HMP VII LLC”), is the general partner of HMP VII LP. Dan Nova, a member of our Board of directors, Robert J. Davis, Paul A. Maeder and Corey M. Mulloy, are the managing members of HMP VII LLC. HMP VII LLC, as the general partner of the general partner of the Highland VII Investing Entities, respectively, may be deemed to have beneficial ownership of the shares held by the Highland VII Investing Entities. The managing members have shared power over all investment decisions of HMP VII LLC and therefore may be deemed to share beneficial ownership of the shares held by the Highland VII Investing Entities by virtue of their status as controlling persons of HMP VII LLC. Each managing member of HMP VII LLC disclaims beneficial ownership of the shares held by the Highland VII Investing Entities, except to the extent of each such managing member’s pecuniary interest therein. Each of HMP VII LLC and HMP VII LP disclaims beneficial ownership of the shares held by the Highland VII Investing Entities, except to the extent of each such entity’s pecuniary interest therein. The principal business address for each of the entities in this paragraph is One Broadway, 16th Floor, Cambridge, MA 02142. Highland Management Partners VIII Limited Partnership, a Cayman Islands exempted limited partnership (“HMP VIII LP”), is the general partner of the Highland VIII Investing Entities. Highland Management Partners VIII Limited, a Cayman Islands exempted company (“HMP VIII Ltd”), is the general partner of HMP VIII LP. Dan Nova, a member of our Board of directors, Robert J. Davis, Paul A. Maeder and Corey M. Mulloy, are the directors of HMP VIII Ltd. HMP VIII Ltd, as the general partner of the general partner of the Highland VIII Investing Entities, respectively, may be deemed to have beneficial ownership of the shares held by the Highland VIII Investing Entities. The directors of HMP VIII Ltd have shared power over all investment decisions of HMP VIII Ltd and therefore may be deemed to share beneficial ownership of the shares held by the Highland VIII Investing Entities by virtue of their status as controlling persons of HMP VIII Ltd. Each director of HMP VIII Ltd disclaims beneficial ownership of the shares held by the Highland VIII Investing Entities, except to the extent of each such director’s pecuniary interest therein. Each of HMP VIII Ltd and HMP VIII LP disclaims beneficial ownership of the shares held by the Highland VIII Investing Entities, except to the extent of each such entity’s pecuniary interest therein. The principal business address for each of the entities in this footnote is One Broadway, 16th Floor, Cambridge, MA 02142.
4.Beneficial ownership information is based on information contained in the Schedule 13G/A filed with the SEC on February 9, 2024 by Capital World Investors. These shares are owned by Capital World Investors, a division of Capital Research and Management Company, as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc. and Capital Investment Management Private Limited. Capital World Investors has sole voting power over 8,580,000 shares and sole dispositive power over 8,580,000 shares. The address for Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.

5.Beneficial ownership information is based on information contained in the Schedule 13G/A filed with the SEC on February 14, 2024 by Goldman Sachs Asset Management. Goldman Sachs Asset Management has shared voting and shared dispositive power over 7,791,292 shares. The address for Goldman Sachs Asset Management is 200 West Street, New York, NY 10282.
6.Beneficial ownership information is based on information contained in the Schedule 13G filed with the SEC on February 9, 2024 by Thrivent Financial for Lutherans. Thrivent Financial for Lutherans has sole voting power and sole dispositive power over 49,788 shares (represents shares held in the Thrivent Defined Benefit Plan Trust for which Thrivent Financial for Lutherans serves as investment adviser) and shared voting power and shared dispositive power over 6,992,105 shares (represents 2,246,924 shares held by registered investment companies for which Thrivent Financial for Lutherans serves as investment adviser, and 4,745,181 shares held by registered investment companies for which Thrivent Asset Management, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Thrivent Financial for Lutherans, serves as investment adviser). The address for Thrivent Financial for Lutherans is 901 Marquette Avenue, Suite 2500, Minneapolis, MN 55402.
7.Beneficial ownership information is based on information contained in the Schedule 13G/A filed with the SEC on January 29, 2024 by BlackRock, Inc. BlackRock, Inc. has sole voting power over 4,804,091 shares and sole dispositive power over 4,891,532 shares. The address for BlackRock, Inc. is 55 East 52nd Street New York, NY 10055.
8.Beneficial ownership information is based on information contained in the Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group. The Vanguard Group has shared voting power over 47,244 shares, sole dispositive power over 4,231,312 shares and shared dispositive power over 78,685 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
9.Beneficial ownership information is based on a Schedule 13G filed jointly by Needham Investment Management L.L.C., Needham Asset Management, LLC, Needham Aggressive Growth Fund and George A. Needham with the SEC on March 14, 2024. The Schedule 13G indicates that Needham Investment Management L.L.C. is the relevant entity for which each of Needham Asset Management, LLC and George A. Needham may be considered a control person. Each entity shares voting and dispositive power with respect to 4,300,000 shares. The address for the entities is 250 Park Avenue, 10th Floor New York, New York 10117-1099.
10.Consists of (i) 446,117 shares of Class B common stock held of record by James Reinhart, (ii) 4,025,164 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 14, 2024 by James Reinhart, (iii) 2,583,795 shares of Class B common stock held of record by James Reinhart and Michele Reinhart, as Trustees of the Costanoa Family Trust dated July 22, 2015, as amended, (iv) 337,929 shares of Class B common stock held of record by James Reinhart and Michele Reinhart as Trustees of The Costanoa 2017 Irrevocable GST Trust and (v) 106,700 shares of Class B common stock held by a trust for the benefit of James Reinhart’s family and of which the trustee is an independent institution. Mr. Reinhart disclaims beneficial ownership of the shares held in the trust identified in (v).
11.Consists of (i) 97,533 shares of Class A common stock held of record by Patricia Nakache and (ii) shares held by the entities affiliated with Trinity Ventures identified in footnote 1.
12.Following Ian Friedman’s departure from Goldman Sachs Investment Partners, Venture Capital and Growth Equity in October 2019, he was no longer associated with the entities affiliated with Global Private Opportunities Partners. Consists of 89,054 shares of Class A common stock held of record by Ian Friedman.
13.Consists of (i) 72,859 shares of Class A common stock held of record by Mandy Ginsberg and (ii) 30,000 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 14, 2024 by Mandy Ginsberg.
14.Consists of (i) 72,625 shares of Class A common stock held of record by Timothy Haley, (ii) 6,063 shares of Class A common stock held by The Haley-McGourty Family Trust U/D/T 9/27/96, (iii) 483 shares of Class A common stock held by Haley-McGourty Partners and (iv) shares held by the entities affiliated with Redpoint Ventures identified in footnote 2.
15.Consists of (i) 116,180 shares of Class A common stock held of record by Jack Lazar, (ii) 13,156 shares of Class A common stock held of record by Lazar 2012 Living Trust, (iii) 31,958 shares of Class B common stock held of record by Lazar 2012 Living Trust and (iv) 256,994 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 14, 2024 by Jack Lazar.
16.Consists of (i) 54,938 shares of Class A common stock held of record by Dan Nova, (ii) 6,890 shares of Class A common stock held by Nova Family Enterprises, and (iii) shares held by the entities affiliated with Highland Capital Partners identified in footnote 3.
17.Consists of 62,689 shares of Class A common stock held of record by Coretha Rushing.

18.Consists of (i) 86,635 shares of Class A common stock held of record by Marcie Vu, and (ii) 30,000 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 14, 2024.
19.Consists of (i) 483,517 shares of Class A common stock held of record by Christopher Homer, (ii) 1,730,872 shares of Class B common stock held of record by Christopher Homer, (iii) 250,000 shares of Class B common stock held of record by Homer Family 2020 Irrevocable Trust, (iv) 111,583 shares of Class B common stock held of record by the spouse of Christopher Homer, and (v) 897,020 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 14, 2024 by Christopher Homer.
20.For Mr. Marino, amounts are as of December 31, 2023 when he separated from the Company. Consists of (i) 458,551 shares of Class A common stock held of record by Anthony Marino, (ii) 259,660 shares of Class B common stock held of record by Anthony Marino, and (iii) 1,948,275 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 14, 2024 by Anthony Marino.
21.Consists of (i) 2,372,236 shares of Class A common stock beneficially owned by our current directors and executive officers, (ii) 28,840,467 shares of Class B common stock beneficially owned by our current directors and executive officers and (iv) 6,719,446 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 14, 2024.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Transactions
In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements and indemnification arrangements, discussed, when required, in the sections titled “Executive Officers” and “Executive Compensation” the following is a description of each transaction since January 1, 2023 and each currently proposed transaction in which:
•we have been or are to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Investors’ Rights Agreement
We are party to a tenth amended and restated investors’ rights agreement, dated February 16, 2021 that provides, among other things, that certain holders of our capital stock, including entities affiliated with Global Private Opportunities Partners, Highland Capital Partners, Redpoint Ventures, Trinity Ventures and Upfront Ventures, each a current or former holder of more than 5% of our outstanding capital stock, and Norman Matthews, a former member of our Board, have the right to demand that we file a registration statement or request that their shares of our capital stock be included on a registration statement that we are otherwise filing.
Other Transactions
We have granted restricted stock unit awards for our common stock to our executive officers and certain of our directors. See the sections titled “Executive Compensation” and “Corporate Governance—Non-Employee Director Compensation” for a description of these options and restricted stock unit awards.
Limitation of Liability and Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current directors and officers. Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by applicable law. As described more fully in Proposal Three above, our Board has approved and recommended that the stockholders approve an amendment to our Amended and Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law. We are also party to an insurance policy that insures our directors and executive officers against certain liabilities.
Procedures for Approval of Related Party Transactions

Our Audit Committee charter provides that the Audit Committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.
Certain of the transactions described above were entered into prior to the adoption of this policy. Accordingly, such transactions were approved by either the Audit Committee or the disinterested members of our Board after making a determination that the transaction was executed on terms no less favorable than those that could have been obtained from an unrelated third party. Any related party transactions entered into after we adopted this policy were approved by our Audit Committee after making a determination that the transaction was executed on terms no less favorable than those that could have been obtained from an unrelated third party.

ADDITIONAL INFORMATION
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such reports.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that for 2023, all required reports were filed on a timely basis under Section 16(a) other than (i) one report for a single transaction for the conversion of Class B common stock to Class A common stock by James Reinhart that was filed late due to an inadvertent administrative error and (ii) one report for a single transaction for a gift of Class A common stock held by James Reinhart that was filed late due to an inadvertent administrative error.
* * *

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
THREDUP INC.
(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)
ThredUp Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.The Corporation was originally incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) on January 7, 2009. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 30, 2021 (the “Charter”). Pursuant to Section 242 of the DGCL, this Certificate of Amendment (this “Amendment”) amends certain provisions of the Charter.

2.This Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.

3.The Charter is hereby amended by adding a new Article XI to read in its entirety as follows:

“ARTICLE XI

“To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, an officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of any fiduciary duties as an officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Neither any amendment nor repeal of this Article XI, nor the adoption of any provision of the Corporation’s Amended and Restated Certificate of Incorporation inconsistent with this Article XI, shall eliminate or reduce the effect of this Article XI in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article XI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.”

4.All other provisions of the Charter shall remain in full force and effect.

IN WITNESS WHEREOF, this Certificate of Amendment to the Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this ___ day of ____________, 2024.

THREDUP INC.

By:
Name:
Title:

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

**THREDUP**

THREDUP INC.
969 BROADWAY
SUITE 200
OAKLAND, CA 94607

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 22, the day before our meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/TDUP2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 22, the day before our meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V39862-P05415

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**THREDUP INC.**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. To elect two Class III directors to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified: | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________

**Nominees:**

01) Patricia Nakache
02) Mandy Ginsberg

**The Board of Directors recommends you vote FOR the following proposals:**

**NOTE:** The proxies may vote in their discretion upon any other matters as may properly come before the meeting or any adjournments, continuations or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement, Annual Report and Shareholder Letter are available at www.proxyvote.com

V39863-P05415

**PROXY**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THREDUP INC.**

The undersigned hereby appoints James Reinhart, Sean Sobers and Alon Rotem, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of ThredUp Inc. Class A and Class B common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 23, 2024 or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

**THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.**

**Continued and to be signed on reverse side**